UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43194	39-2631241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1540 Broadway, Ste 1010, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 493-2993
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AIB	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 16, 2026, pursuant to the terms of a business combination agreement, dated May 27, 2025, as amended, the business combination (the “Business Combination”) by and among BlockchAIn Digital Infrastructure, Inc., a Delaware corporation (the “Company”, or “BlockchAIn”), Signing Day Sports, Inc., a Delaware corporation (“Signing Day Sports”), One Blockchain LLC (“One Blockchain”), a Delaware limited liability company, BCDI Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, closed.

On March 18, 2026, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Business Combination.

This Amendment No 1 on Form 8-K amends the Original Form 8-K to provide the audited financial statements of Signing Day Sports and proforma financial information required by Items 9.01(b) of Form 8-K, respectively. Other than as disclosed, this filing does not update, amend, or modify any information, statement or disclosure contained in or filed with the Original Form 8-K. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Certain unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Barton CPA PLLC
23.2	Consent of Carr, Riggs & Ingram, L.L.C.
99.1	Audited balance sheets of Signing Day Sports, Inc. as of December 31, 2025 and 2024, Statements of Operations for the fiscal years ended December 31, 2025 and 2024, Statements of Stockholders’ Equity (Deficit) for the fiscal years ended December 31, 2025 and 2024, Statements of Cash Flows for the fiscal years ended December 31, 2025 and 2024, and the notes related thereto
99.2	Audited financial statements of One Blockchain (formerly known as BV Power Alpha LLC) as of December 31, 2025 and 2024, the related consolidated statements of income, statements of members’ equity, and statements of cash flows for the fiscal year ended on December 31, 2025 and the successor period from February 8, 2024 to December 31, 2024, and the predecessor period from January 1, 2024 to February 7, 2024, the notes related thereto
99.3	Unaudited pro forma condensed combined financial information of Signing Day Sports, Inc. and One Blockchain LLC as of December 31, 2025 including a pro forma condensed combined balance sheet as of December 31, 2025 and pro forma condensed combined statements of operations for the fiscal years ended December 31, 2025 and December 31, 2024, and the notes related thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026	BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.

/s/ Jerry Tang
	Name:	Jerry Tang
	Title:	Chief Executive Officer and President

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